UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K
                                  CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: November 13, 1998

                             HomeGold Financial, Inc.
              (Exact name of registrant as specified in its charter)


  South Carolina                     0-8909                   57-0513287
(State of other jurisdiction       (Commission              (IRS Employer
  of incorporation)                File Number)          Identification Number)

               3901 Pelham Road, Greenville, South Carolina 29615
          (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:   (864) 289-5400



Item 2.   Sale of the Majority of the Assets of the Small Business Lending Units

      On November 13, 1998, the Company completed the sale of substantially all of the assets of certain of its small business lending units, including the 7(a) SBA lending unit, its 504 SBA lending unit, and its SBIC mezzanine lending unit, to Transamerica Business Credit Corporation ("Transamerica"). Total "initial" sales proceeds from this sale were $96 million based on the September 30 balance sheet. After repayment of the related warehouse lines of credit, escrowing $5 million holdback in the purchase price, and paying transaction costs, the Company received "initial" net cash proceeds of approximately $45 million. The Company may also receive additional proceeds within 30 days to adjust the "initial" purchase price, which was based on the September 30, 1998 balance sheet, to the "final" purchase price, which is based on the balance sheet as of the closing date, November 13, 1998. These additional proceeds may be approximately $7 million. The gain from the sale to be realized in the fourth quarter of 1998, is expected to be approximately $18 million net of related costs.

      The foregoing description of the transaction is qualified in its entirety by reference to the definitive agreement signed with Transamerica for the sale of the majority of the Company's small business loan division, dated October 2, 1998, previously filed with the Securities and Exchange Commission as an exhibit to HomeGold Financial, Inc.'s current report on Form 8-K dated October 2, 1998.

Item 7.   Historical and Pro Forma Financial Statements and Exhibits

           (a) Not applicable

           (b) Historical and Pro Forma Financial Statements

               Condensed statement of operations for the fiscal year ended December 31, 1997 Condensed statement of operations for the nine months ended September 30, 1998 Condensed balance sheets as of September 30, 1998 Notes to condensed financial information


             HomeGold Financial, Inc. Condensed Financial Information

      The following unaudited condensed balance sheet presents the financial position of HomeGold Financial, Inc. as of September 30, 1998 assuming the sale transaction with Transamerica Business Credit Corporation had occurred on that date. The unaudited condensed statements of operations present the results of operations (excluding any extraordinary items) of HomeGold Financial, Inc. for the fiscal year ended December 31, 1997 and the nine months ended September 30, 1998 after giving pro forma effect to the divestiture of the majority of the Company's small business loan division as if it had occurred at the beginning of the respective periods.

      The following financial information should be read in conjunction with the consolidated financial statements and related notes contained in the Company's 1997 Form 10-K and September 30, 1998, Form 10-Q.

Forward-Looking Statements

      This report contains, and certain of the Company's other public documents and statements and oral statements contain and will contain, forward-looking statements that reflect management's current assumptions and estimates of future performance and economic conditions using information currently available. Such statements are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those projected, stated, or implied by the forward-looking statements.

      The Company's consolidated results and the forward-looking statements could be affected by, among other things: general economic conditions in the markets in which the Company operates; economic developments that have a particularly adverse effect on one or more of the markets served by the Company; the ability to execute management's internal operating plans; the timing and magnitude of capital expenditures; economic and market conditions in the U.S. and worldwide including inflation, recession, interest rates and other economic factors; overall competitive activities; lower origination volume due to market conditions; higher losses due to economic downturn or lower real estate values; loss of key employees; adverse consequences of changes in interest rate environment; deterioration of credit worthiness of borrowers and risk of default; loss of funding sources; loss of ability to sell loans; lower premiums on loan sales; general lending risks; dependence on Federal programs; regulation of lending activities; and changes in the regulatory environment.

      The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

                    HomeGold Financial, Inc. and Subsidiaries
                        Condensed Statement of Operations
                   For The Fiscal Year Ended December 31, 1997

                                                             Historical    Adjustments (1)    Pro Forma
                                                             ----------    ---------------    ---------
Revenues:
      Interest income                                      $    34,008    $    (2,349)      $    31,659
      Servicing income                                           8,514         (2,281)            6,233
      Gain on sale of loans:
           Cash gain on sale of loans                           14,153         (3,091)           11,062
           Non-cash gain on sale of loans                       38,675         (6,035)           32,640
           Loan costs                                             --             --                --
           Loan fee income                                      30,207           (409)           29,798
                                                           -----------    -----------       -----------
              Total gain on sale of loans                       83,035         (9,535)           73,500

      Other revenues                                             1,399           (822)              577
                                                           -----------    -----------       -----------
              Total revenues                                   126,956        (14,987)          111,969


Expenses:
      Interest                                                  25,133         (4,698)(4)        20,435
      Provision for credit losses                               10,030           (759)            9,271
      Fair value write-down of residual receivables               --             --                --
      Salaries, wages and employee benefits                     48,044         (3,371)           44,673
      Business development costs                                 7,486           (200)            7,286
      Other general and administrative expense                  28,754         (2,086)           26,668
                                                           -----------    -----------       -----------
              Total expenses                                   119,447        (11,114)          108,333

           Income (loss) before income taxes and
                minority interest                                7,509         (3,873)            3,636
      Provision (benefit) for income taxes                      (3,900)         2,039            (1,861)
                                                           -----------    -----------       -----------

           Income (loss) before minority interest               11,409         (5,912)            5,497
      Minority interest in loss of a subsidiary                   (156)          --                (156)
                                                           -----------    -----------       -----------
           Net Income (loss)                               $    11,253    $    (5,912)      $     5,341
                                                           ===========    ===========       ===========

Earnings Per Share:
      Historical:
           Basic                                           $      1.20
           Diluted                                         $      1.17

      Pro Forma:
           Basic                                                                            $       .57
           Diluted                                                                          $       .56

Weighted Average Shares Outstanding:
           Basic                                             9,406,221                        9,406,221
           Diluted                                           9,598,811                        9,598,811

                    HomeGold Financial, Inc. and Subsidiaries
                        Condensed Statement of Operations
                   For The Nine Months Ended September 30, 1998

                                                       Historical    Adjustments (1)    Pro Forma
                                                      ------------   ---------------   -----------
Revenues:
      Interest income                                 $    29,552    $    (2,571)      $    26,981
      Servicing income                                     10,198         (2,462)            7,736
      Gain on sale of loans:
           Cash gain on sale of loans                      13,036         (3,420)            9,616
           Non-cash gain on sale of loans                   2,785           (248)            2,537
           Loan costs                                      (5,197)          --              (5,197)
           Loan fee income                                 15,288           (288)           15,000
                                                      -----------    -----------       -----------
              Total gain on sale of loans                  25,912         (3,956)           21,956

      Other revenues                                        3,510           (986)            2,524
                                                      -----------    -----------       -----------
              Total revenues                               69,172         (9,975)           59,197


Expenses:
      Interest                                             28,335         (3,993)(4)        24,342
      Provision for credit losses                          10,579         (1,324)            9,255
      Fair value write-down of residual receivables        14,230         (1,802)           12,428
      Salaries, wages and employee benefits                46,864         (5,273)           41,591
      Business development costs                            8,488           (296)            8,192
      Other general and administrative expense             22,204         (2,548)           19,656
                                                      -----------    -----------       -----------
              Total expenses                              130,700        (15,236)          115,464

           Income (loss) before income taxes and
              minority interest                           (61,528)         5,261           (56,267)
      Provision (benefit) for income taxes                  4,109            111             4,220
                                                      -----------    -----------       -----------

           Income (loss) before minority interest         (65,637)         5,150           (60,487)
      Minority interest in earnings of a subsidiary            13           --                  13
                                                      -----------    -----------       -----------
           Net Income (loss) (9)                      $   (65,624)   $     5,150       $   (60,474)
                                                      ===========    ===========       ===========

Loss Per Share: (9)
      Historical:
           Basic                                      $     (6.76)
           Diluted                                    $     (6.76)

      Pro Forma:
           Basic                                                                       $     (6.23)
           Diluted                                                                     $     (6.23)


Weighted Average Shares Outstanding                     9,714,506                        9,714,506

                    HomeGold Financial, Inc. and Subsidiaries
                             Condensed Balance Sheets
                                September 30, 1998

                                                        Historical   Adjustments (2)  Pro Forma
                                                       ------------  --------------- -----------
                   ASSETS
Cash and cash equivalents                               $  25,833    $    --         $  25,833

Loans receivable
      Loans receivable held for investment                 91,647      (10,350)         81,297
      Loans receivable held for sale                      197,890      (48,859)        149,031
                                                        ---------    ---------       ---------
           Total loans receivable                         289,537      (59,209)        230,328
      Less allowance for credit losses on loans            (9,799)       1,443          (8,356)
      Less allowance for mark-to-market on loans           (5,300)        --            (5,300)
      Less deferred loan fees                              (6,215)       1,879          (4,336)
      Plus deferred loan costs                              1,791         (137)          1,654
                                                        ---------    ---------       ---------
           Net loans receivable                           270,014      (56,024)        213,990

Other receivables:
      Accrued interest receivable                           4,358         (916)          3,442
      Other receivables                                     7,622       10,403          18,025
                                                        ---------    ---------       ---------
           Total other receivables                         11,980        9,487          21,467

Residual receivables, net                                  63,175      (17,846)         45,329
Property & equipment, net                                  22,999       (1,219)         21,780
Real estate and personal property held acquired
      through foreclosure                                   5,194         (819)          4,375
Excess of cost over net assets of acquired businesses       2,250       (1,500)            750
Debt origination costs                                      5,839         (132)          5,707
Deferred income tax assets, net                             4,151         --             4,151
Servicing asset                                             1,021         --             1,021
Other assets                                                4,728         (778)          3,950
                                                        ---------    ---------       ---------
Total assets                                            $ 417,184    $ (68,831)      $ 348,353
                                                        =========    =========       =========

                 LIABILITIES
Revolving warehouse lines of credit                     $ 147,990    $ (82,754)(3)   $  65,236

Investor Savings:
      Notes payable to investors                          120,246         --           120,246
      Subordinated debentures                              17,810         --            17,810
                                                        ---------    ---------       ---------
           Total investor savings                         138,056         --           138,056

Senior unsecured debt                                     108,250         --           108,250

Accounts payable and accrued liabilities                    9,970       (1,395)          8,575
Remittances payable                                         5,421       (2,994)          2,427
Accrued interest payable                                    1,757         --             1,757
                                                        ---------    ---------       ---------
      Total other liabilities                              17,148       (4,389)         12,759

Total liabilities                                         411,444      (87,143)        324,301

Minority interest                                              57         --                57
Commitments and contingencies                                --           --              --

Shareholder's equity:
      Common stock                                            487         --               487
      Capital in excess of par                             38,821         --            38,821
      Retained earnings (deficit)                         (33,625)      18,312         (15,313)
                                                        ---------    ---------       ---------
Total shareholder's equity                                  5,683       18,312          23,995
                                                        ---------    ---------       ---------

           Total liabilities and shareholder's equity   $ 417,184    $ (68,831)      $ 348,353
                                                        =========    =========       =========

            Notes to Condensed Financial Information

            (1) To eliminate the results of operations from the small business lending units, including the 7(a) SBA lending unit, its 504 SBA lending unit and its SBIC mezzanine lending unit sold to Transamerica for the respective period reflected in the condensed financial statement of operation.

            (2) To record the divestiture of assets and liabilities (2) being purchased by Transamerica.

            (3) To reflect the repayment of related small business lending unit revolving lines of credit and to reduce the mortgage division revolving warehouse line of credit by $43 million net proceeds ($45 million gross proceeds less $2 million in transaction costs) received from the sale.

            (4) To reduce interest expense associated with lower debt levels, assuming the average borrowing rate on the Company's revolving warehouse lines of credit.

            (5)   To record the income tax provision on the adjustment in note
                  (4), calculated using a combined Federal and State rate of 38.9% for the fiscal year ended December 31, 1997.

            (6) No adjustment for income tax provision on the adjustment in note (4) was required for the nine months ended September 30, 1998 since the Company realized a loss and did not recognize any benefits related to utilization of net operating losses.

            (7) To record a $12 million receivable related to the $5 million holdback in the purchase price and an additional $7 million in cash proceeds that may be received. The $7 million cash proceeds are calculated by comparing the "initial" purchase price, which was based on the September 30, 1998 balance sheet, to the "final" purchase price, which is based on the balance sheet as of the closing date, November 13, 1998.

            (8) To record an $18 million adjustment to retained earnings that resulted from the gain on sale of assets to Transamerica.

            (9) The Company's loss from operations and loss per share amounts are shown prior to the extraordinary gain of $7.7 million in 1998, and does not include the gain attributed to the sale of assets to Transamerica.

           (c) Exhibits

         2.1 Definitive sale agreement dated October 2, 1998, between Transamerica Business Credit Corporation and HomeGold Financial, Inc. and certain subsidiaries thereof, incorporated by reference to 8-K dated October 2, 1998

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HOMEGOLD FINANCIAL, INC.

                                           By:   /s/ Kevin J. Mast
                                                 -----------------------------
                                                 Kevin J. Mast
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer